THIRD AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
THIS THIRD AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (the “Amendment”), dated as of August 15, 2016, is made and entered into among PULTE MORTGAGE LLC (the “Seller”), COMERICA BANK (“Comerica”), as agent (in such capacity, the “Agent”) and a Buyer, and the other financial institutions from time to time signatories thereto (the “Buyers”).
RECITALS:
A.    The Agent, the Seller and the Buyers are parties to that certain Amended and Restated Master Repurchase Agreement dated as of September 4, 2015 (as amended or otherwise modified from time to time, the “Repurchase Agreement”).
B.    The Agent, the Seller and the Buyers now desire to further amend certain provisions of the Repurchase Agreement as set forth herein.
AGREEMENT:
In consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, all parties hereto agree as follows:
1.Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.

2.The Seller has requested that certain changes to the Maximum Aggregate Commitment from time to time under the Repurchase Agreement be made. In connection therewith, Schedule BC of the Repurchase Agreement is amended and restated by Schedule BC attached hereto.

3.The definition of Termination Date is amended and restated in its entirety as follows:
“‘Termination Date’ means (a) the earlier to occur of August 14, 2017 or (b) the date when the Buyer’s Commitments are terminated pursuant to this Agreement, by order of any Governmental Authority or by operation of law.”
4.Section 2.6(b) of the Repurchase Agreement is amended by replacing the reference to “$310,000,000” with a reference to “$350,000,000.”

5.Reassertion of Representations and Warranties, No Default. The Seller hereby represents and warrants that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Repurchase Agreement are true, correct and complete in all material respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Repurchase Agreement, and (b) no Default or Event of Default has occurred and is continuing.

6.Authority, No Conflict, No Consent Required. The Seller represents and warrants that the Seller has the limited liability company power and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this Amendment by proper limited liability company action and none of the agreements contained herein contravene or constitute a default under any material agreement, instrument or indenture to which the Seller is a party or a signatory or any provision of the Seller’s Articles of Organization, Operating Agreement or any requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Seller or any of its property except, if any, in favor of the Buyers. The Seller represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Seller of this Amendment or the performance of obligations of the Seller herein described, except for those which the Seller has obtained or provided and as to which the Seller has delivered certified copies of documents evidencing each such action to the Buyers.

7.No Adverse Claim. The Seller hereby warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Seller a basis to assert a defense, offset or counterclaim to any claim of the Agent or the Buyers with respect to the Seller’s obligations under the Repurchase Agreement as amended by this Amendment.

8.Conditions Precedent. This Amendment shall become effective (the “Amendment Effective Date”) according to the terms and as of the date hereof, upon satisfaction of the following conditions:

(a)	Receipt by the Agent of this Amendment duly executed by the Seller, the Agent and the Buyers.

(b)
Agent shall have received a fully executed copy of the Confirmation of Payoff and Release by and among Everbank (“Departing Buyer”), Agent and Seller in form and substance satisfactory to Agent and such Confirmation of Payoff and Release shall become effective concurrently herewith.

9.Reallocation of Commitments On the Amendment Effective Date, each Buyer shall (i) have Committed Sums equal to the applicable amounts set forth in Schedule BC hereto and (ii) have funded its Funding Share of all Transactions (and participation in Swing Line Transactions) outstanding on the Amendment Effective Date. To facilitate the foregoing, each Buyer which as a result of the adjustments of Committed Sums and Funding Shares evidenced by Schedule BC hereto is to have a greater principal amount of the Transactions outstanding than such Buyer had outstanding immediately prior to the Amendment Effective Date, shall deliver to the Agent immediately available funds to cover such Transactions (and the Agent shall, to the extent of the funds so received, disburse funds to the Departing Buyer). The Buyers agree that any Price Differential, Facility Fees and other fees accrued under the Repurchase Agreement prior to the Amendment Effective Date shall constitute the property of the Buyers which were parties to the Repurchase Agreement immediately prior to the Amendment Effective Date and shall be distributed (to the extent received from the Seller) to such Buyers on the basis of the Funding Shares in effect under the Repurchase Agreement immediately prior to the Amendment Effective Date. Furthermore, it is acknowledged and agreed that all fees paid under the Repurchase Agreement prior to the Amendment Effective Date shall not be recalculated, redistributed or reallocated by Agent among the Buyers.

10.Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Repurchase Agreement and the other Repurchase Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Repurchase Agreement and each other Repurchase Document are ratified and confirmed and shall continue in full force and effect.

11.Survival. The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.

12.Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, are hereby amended so that any reference in such Repurchase Documents to the Repurchase Agreement shall mean a reference to the Repurchase Agreement as amended and modified hereby.

13.Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan as applicable to the Repurchase Agreement.

14.Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Buyers, the Seller and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of each of the Buyers.

15.Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

16.Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

17.ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of This Page Intentionally Left Blank]

In witness whereof the parties have caused this Amendment to be executed as of the date first written above.

PULTE MORTGAGE LLC,
as Seller and Servicer

By: \s\ Scott E. Harris
Name: Scott E. Harris
Title: SVP / CFO

COMERICA BANK, as Agent, Lead Arranger and a Buyer

By: \s\ Jennifer L. Norris
Name: Jennifer L. Norris
Title: Vice President

BMO HARRIS BANK N.A.

By: \s\ Catherine Blaesing
Name: Catherine Blaesing
Title: Director

BRANCH BANKING AND TRUST COMPANY

By: \s\ Samuel W. Bryan
Name: Samuel W. Bryan
Title: SVP

SCHEDULE BC

TO Master Repurchase Agreement

The Buyers’ Committed Sums
(in dollars)

From September 26, 2016 through and including October 13, 2016

Buyer	Committed Sum
Comerica Bank	$66,668,000
BMO Harris Bank N.A.	$66,666,000
Branch Banking and Trust Company	$66,666,000
Maximum Aggregate Commitment	$200,000,000

From December 27, 2016 through and including January 12, 2017

Buyer	Committed Sum
Comerica Bank	$100,002,000
BMO Harris Bank N.A.	$99,999,000
Branch Banking and Trust Company	$99,999,000
Maximum Aggregate Commitment	$300,000,000

From March 27, 2017 through and including April 13, 2017

Buyer	Committed Sum
Comerica Bank	$66,668,000
BMO Harris Bank N.A.	$66,666,000
Branch Banking and Trust Company	$66,666,000
Maximum Aggregate Commitment	$200,000,000

From June 27, 2017 through and including July 13, 2017

Buyer	Committed Sum
Comerica Bank	$66,668,000
BMO Harris Bank N.A.	$66,666,000
Branch Banking and Trust Company	$66,666,000
Maximum Aggregate Commitment	$200,000,000

At all other times:

Buyer	Committed Sum
Comerica Bank	$58,334,500
BMO Harris Bank N.A.	$58,332,750
Branch Banking and Trust Company	$58,332,750
Maximum Aggregate Commitment	$175,000,000

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